UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2019

FTD Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive
Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (ZIP Code)

Telephone: (630) 719-7800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On March 13, 2019, FTD Companies, Inc. (“FTD” or the “Company”) entered into a seventh amendment (the “Amendment”) to its existing credit agreement (as amended, the “Credit Agreement”), among the Company, Interflora British Unit, a company incorporated under the Laws of England & Wales (the “UK Borrower”, and together with the Company, the “Borrowers”), the Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.  The Amendment is effective as of March 13, 2019.

The modifications to the Credit Agreement reflected in the Amendment include, among other things:

•                  the Borrowers’ combined usage under the revolving credit facility portion of the Credit Agreement will be restricted to the following amounts for the following periods:

Period	Amount
March 11, 2019 – March 17, 2019	$135,000,000
March 18, 2019 – March 24, 2019	$145,000,000
March 25, 2019 – March 31, 2019	$160,000,000
April 1, 2019 – April 14, 2019	$160,000,000
April 15, 2019 – May 14, 2019	$165,000,000
May 15, 2019 – May 16, 2019	$80,000,000
May 17, 2019 – May 20, 2019	$70,000,000
May 21, 2019 – May 24, 2019	$60,000,000
May 25, 2019 – June 1, 2019	$85,000,000
June 2, 2019 – June 7, 2019	$130,000,000
June 8, 2019 – June 14, 2019	$135,000,000
June 15, 2019 – June 28, 2019	$150,000,000
June 29, 2019 – July 5, 2019	$155,000,000
July 6, 2019 – Maturity Date	$167,500,000

with all borrowings in excess of $150 million from and after July 6, 2019 subject to the Borrowers’ 13-week cash forecast supporting any borrowing above such level;

•                  the deletion of the consolidated net leverage ratio and consolidated fixed charge coverage ratio covenants for the period ending March 31, 2019 and subsequent periods;

•                  the addition of a minimum Consolidated Adjusted EBITDA covenant with the following minimum amounts for the following periods:

Period	Minimum Consolidated Adjusted EBITDA
February 1, 2019 – March 31, 2019	$10,553,000
February 1, 2019 – April 30, 2019	$9,167,000
March 1, 2019 – May 31, 2019	$21,754,633
April 1, 2019 – June 30, 2019	$19,055,520
May 1, 2019 – July 31, 2019	$17,627,692
June 1, 2019 – August 31, 2019	$(4,549,792)
July 1, 2019 – September 30, 2019	$(4,521,506)

•                  the amendment of certain definitions, including the amendment of the definition of Consolidated Adjusted EBITDA to permit an add back of up to $2,000,000 of value added tax for the four quarter period ending December 31, 2018;

•                  the amendment of the covenant limiting capital expenditures to the following amounts for the following periods:

Period	Amount
February 1, 2019 – March 31, 2019	$3,363,067
February 1, 2019 – April 30, 2019	$5,093,817
March 1, 2019 – May 31, 2019	$4,697,750
April 1, 2019 – June 30, 2019	$4,595,625
May 1, 2019 – July 31, 2019	$6,539,156
June 1, 2019 – August 31, 2019	$7,984,551
July 1, 2019 – September 30, 2019	$9,180,303

•                  the addition of a covenant requiring that, on or before June 1, 2019, the Company shall consummate (a) one or more transactions that would permit the Company and its subsidiaries to continue as a going concern, which must provide for the repayment in full of the obligations under the Credit Agreement no later than June 1, 2019, or (b) one or more sales of assets of the Company consented to by the required lenders under the Credit Agreement, with all or substantially all of the aggregate net cash proceeds to the Company from such asset sale or sales used to repay obligations under the Credit Agreement and permanently reduce the commitments under the Credit Agreement;

•                  the Company will be required to pay a fee to the Administrative Agent, for the ratable account of each Lender, in an amount equal to (a) the actual daily funded amount of the Revolving A and B Commitments (as defined in the Credit Agreement) in excess of $100 million multiplied by (b) 2.5% per annum.  This fee will be paid quarterly in arrears and replaces the existing 2.5% per annum fee for Revolving B Commitment loans;

•                  the provision of a pledge of 100% of the equity interests of certain of the Company’s subsidiaries and the Company’s use of best efforts to cause the UK Borrower to guarantee all obligations under the Credit Agreement and certain other documents; and

•                  the provision that the auditor’s report with respect to the Company’s audit consolidated financial statements for the fiscal year ended December 31, 2018 may contain a “going concern” explanatory statement.

*  *  *  *  *

The foregoing is not a complete description of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. In addition, the information set forth in this Item 1.01, including the Amendment, should be read together with the information included in the Company’s other filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the September 2018 Form 10-Q.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the exploration of strategic alternatives; the strategic and financial evaluation of our business; our corporate restructuring and cost savings plan and other strategies; our future financial performance; our ability to continue as a going concern, repay or refinance indebtedness and invest in initiatives; expectations about future business plans, prospective performance and opportunities; future financial performance; revenues; segment metrics; operating expenses; market trends, including those in the markets in which we compete; liquidity; cash flows and uses of cash; dividends; capital expenditures; depreciation and amortization; impairment charges; tax payments; foreign currency exchange rates; hedging arrangements; our products and services; pricing; marketing plans; competition; settlement of legal matters; and the impact of accounting changes and other pronouncements. Potential factors that could affect such forward-looking statements include, among others, uncertainties associated with being able to identify, evaluate or complete any strategic alternative or strategic transaction; the impact of the announcement of our review of strategic alternatives, as well as any strategic alternative or strategic transaction that may be pursued, on our business, including our financial and operating results and our employees, suppliers and customers; our ability to implement and realize anticipated benefits from our corporate restructuring and cost savings plan and other initiatives; our ability to repay, refinance or restructure our outstanding debt, and the other factors disclosed in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), and our most recent Quarterly Report on Form 10-Q filed with the SEC, as updated from time to time in our subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, we undertake no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit	Description

10.1	Seventh Amendment to Credit Agreement, dated March 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD COMPANIES, INC.

Dated: March 14, 2019	By:	/s/ Steven Barnhart
		Name:	Steven Barnhart
		Title:	Executive Vice President and Chief Financial Officer